SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): November 19, 2002

                                       CW

                                  (Depositor)

     (Issuer in respect of CHL Mortgage Pass-Through Trust, Series 2002-30)

                (Exact name of registrant as specified in charter)

Delaware                      33-63714                      95-4449516
(State or other               (Commission File No.)         (I.R.S. Employer
    jurisdiction of                                         Identification No.)
    organization)



, , N/A                                                     91110-7137
(Address of principal executive offices)                    (Zip Code)


Registrant's Telephone Number, including area code: (818)-304-4428

                                 Not Applicable
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 5.  Other Events

                                       CW
                        CHL Mortgage Pass-Through Trust
                                 Series 2002-30

On November 19, 2002, The Bank of New York, as Trustee for CW, CHL Mortgage Pass-Through Trust Series 2002-30, made a monthly distribution to Certificate holders of principal and/or interest pursuant to the Pooling and Servicing Agreement, dated as of October 1, 2002, among CW as Depositor, Countrywide Home Loans Servicing LP, Seller and Master Servicer and The Bank of New York, as Trustee.

Item 7.  Financial Statements and Exhibits

                    (c) Exhibits

Exhibit No.                               Description

99 Report to Holders of CW, CHL Mortgage Pass-Through Trust Series 2002-30 relating to the distribution date of November 19, 2002 prepared by The Bank of New York, as Trustee under the Pooling and Servicing Agreement dated as of October 1, 2002.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 19, 2002


                                       CW


                          By: /s/ Courtney Bartholomew
                              ------------------------------
                          Name:   Courtney Bartholomew
                                  Vice President
                                  The Bank of New York,
                                  as Trustee

                                 EXHIBIT INDEX



Exhibit


99                  Monthly Remittance Statement dated November 19, 2002


                             Payment Date: 11/19/02


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
                CHL Mortgage Pass-Through Trust, Series 2002-30
          ------------------------------------------------------------

Class Information                                Current Payment Information

----------------------------------------------------------------------------------------------------------------------------------
                                 Beginning       Pass Thru     Principal       Interest      Total           Principal  Interest
Type       Class Code   Name     Cert. Bal.      Rate          Dist. Amt.      Dist. Amt.    Dist.           Losses     Shortfalls
----------------------------------------------------------------------------------------------------------------------------------
Senior                  A1        478,000,000.00    3.949874%     1,505,047.45  1,573,366.48    3,078,413.93       0.00       0.00
                        A2        100,000,000.00    4.205000%       314,863.48    350,416.67      665,280.15       0.00       0.00
                        A3          1,000,000.00    4.205000%         3,148.63      3,504.17        6,652.80       0.00       0.00
Residual                AR                100.00    0.000000%           100.00          0.00          100.00       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
Subordinate             M           9,000,000.00    3.994378%             0.00     29,957.83       29,957.83       0.00       0.00
                        B1          4,800,000.00    3.994378%             0.00     15,977.51       15,977.51       0.00       0.00
                        B2          3,300,000.00    3.994378%             0.00     10,984.54       10,984.54       0.00       0.00
                        B3          1,200,000.00    3.994378%             0.00      3,994.38        3,994.38       0.00       0.00
                        B4            900,000.00    3.994378%             0.00      2,995.78        2,995.78       0.00       0.00
                        B5          1,802,717.05    3.994378%             0.00      6,000.61        6,000.61       0.00       0.00
----------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------------
Totals          -        -        600,002,817.05     -            1,823,159.57  1,997,197.97    3,820,357.54     -          -
----------------------------------------------------------------------------------------------------------------------------------
Class Information

--------------------------------------------------------------------------------
                                             Ending Cert.          Unpaid
Type             Class Code     Name         Notional Bal.         Interest
--------------------------------------------------------------------------------
Senior                          A1        476,494,952.55              0.00
                                A2         99,685,136.52              0.00
                                A3            996,851.37              0.00
Residual                        AR                  0.00              0.00
--------------------------------------------------------------------------------
Subordinate                     M           9,000,000.00              0.00
                                B1          4,800,000.00              0.00
                                B2          3,300,000.00              0.00
                                B3          1,200,000.00              0.00
                                B4            900,000.00              0.00
                                B5          1,802,717.05              0.00
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Totals            -              -        598,179,657.48     -
--------------------------------------------------------------------------------

                             Payment Date: 11/19/02


          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
                CHL Mortgage Pass-Through Trust, Series 2002-30
          ------------------------------------------------------------

Class Information                                Current Payment Information

                                                      Factors per $1,000

------------------------------------------------------------------------------------------------------------------------
                                   Beginning     Pass Thru    CUSIP       Principal     Interest    Ending Cert./
Type        Class Code    Name   Cert. Bal.(Face)  Rate       Numbers       Dist.         Dist.     Notional Bal.
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Senior                     A1    478,000,000.00     3.949874% 12669DEW4     3.148635      3.291562    996.851365
                           A2    100,000,000.00     4.205000% 12669DEX2     3.148635      3.504167    996.851365
                           A3      1,000,000.00     4.205000% 12669DEY0     3.148635      3.504167    996.851365
Residual                   AR            100.00     0.000000% 12669DFB9   1,000.000000    0.002181      0.000000
------------------------------------------------------------------------------------------------------------------------
Subordinate                M       9,000,000.00     3.994378% 12669DFF0     0.000000      3.328648  1,000.000000
                           B1      4,800,000.00     3.994378% 12669DEZ7     0.000000      3.328648  1,000.000000
                           B2      3,300,000.00     3.994378% 12669DFA1     0.000000      3.328648  1,000.000000
                           B3      1,200,000.00     3.994378% 12669DHB7     0.000000      3.328648  1,000.000000
                           B4        900,000.00     3.994378% 12669DHC5     0.000000      3.328648  1,000.000000
                           B5      1,802,717.05     3.994378% 12669DHD3     0.000000      3.328648  1,000.000000
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Totals       -             -     600,002,817.05       -            -           -             -           -
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

          ------------------------------------------------------------
                      Countrywide Home Loans Servicing LP
                CHL Mortgage Pass-Through Trust, Series 2002-30
          ------------------------------------------------------------

--------------------------------------------------------------------------------
                             COLLATERAL INFORMATION
--------------------------------------------------------------------------------

                                           Total
                                           -----
Prin balance       598,179,657.48   598,179,657.48
Loan count                   1450             1450
Avg loan rate           5.617269%             5.62
Prepay amount        1,431,063.63     1,431,063.63

--------------------------------------------------------------------------------
                                FEES AND ADVANCES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Master serv fees       124,117.70       124,117.70
Sub servicer fees        8,162.16         8,162.16
Trustee fees             4,500.02         4,500.02


Agg advances                  N/A              N/A
Adv this period              0.00             0.00

--------------------------------------------------------------------------------
                          LOSSES & INSURANCE COVERAGES
--------------------------------------------------------------------------------

                                           Total
                                           -----
Realized losses              0.00             0.00
Cumulative losses            0.00             0.00

Coverage Amounts                           Total
----------------                           -----
Bankruptcy             132,700.00       132,700.00
Fraud               12,000,000.00    12,000,000.00
Special Hazard       6,000,000.00     6,000,000.00


                         Aggregate Certificate Information
   -----------------------------------------------------------------------------
   Class            Aggregate           Aggregate                     Aggregate
   Type            Percentage           Prepay Pct.              End Cert. Bal.
   -----------------------------------------------------------------------------
   Senior           96.499564%           100.000000%            579,000,100.00
   -----------------------------------------------------------------------------
   Junior            3.500436%             0.000000%             21,002,717.05
   -----------------------------------------------------------------------------

--------------------------------------------------------------------------------
                          DELINQUENCY INFORMATION
--------------------------------------------------------------------------------
Period                             Loan Count    Ending Stated Balance
------                             ----------    ---------------------
30 to 59 days                          12                 5,290,792.61
60 to 89 days                           0                         0.00
90 or more                              0                         0.00
Foreclosure                             0                         0.00

Totals:                                12                 5,290,792.61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                REO INFORMATION
--------------------------------------------------------------------------------
   REO Date        Loan Number     Ending Stated Balance          Book Value
   --------        -----------     ---------------------          ----------
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   N/A              #                   0                            N/A
   Totals:                              0                            N/A

Current Total Outstanding Balance:                                      0.00
Current Total Outstanding Number of Loans:                                 0

--------------------------------------------------------------------------------
                               OTHER INFORMATION
--------------------------------------------------------------------------------
                                  Amount/Withdrawal     Total/Ending Bal.
                                  -----------------     -----------------
Available remittance amount            3,820,357.54          3,820,357.54
Principal remittance amount            1,823,159.57          1,823,159.57
Interest remittance amount             1,997,197.97          1,997,197.97